                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                               (Amendment No. 1)

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 1, 1999
                                                 -------------------


                              Fonix Corporation
---------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                 Delaware
---------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
---------------------------          ------------------------------------
  (Commission file number)             (I.R.S. Employer Identification No.)



   60 East South Temple, Suite 1225
   Salt Lake City, Utah                                      84111
 -----------------------------------------------     ----------------------
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                               Not Applicable
---------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

                              Explanatory Note

         On September 16, 1999, Fonix Corporation, a Delaware corporation (the "Company" or "Fonix"), filed a Current Report on Form 8-K dated as of September 1, 1999, and pertaining to the sale of the operations and a significant portion of the assets of the Company's HealthCare Solutions Group to Lernout & Hauspie Speech Products N.V., a Belgian corporation with its principal place of business in Ieper, Belgium. This Amendment No. 1 is filed to submit certain pro forma financial information required by Item 7 of Form 8-K.


Item 7. Financial Statements and Exhibits.

    (b)      Pro Forma Financial Information.                               Page

          (1)  Fonix Corporation and Subsidiaries Unaudited Pro Forma
               Condensed Consolidated Balance Sheet -- June 30, 1999         P-1

          (2)  Fonix Corporation and Subsidiaries Unaudited Pro Forma
               Condensed Consolidated Statement of Operations For the Six
               Months Ended June 30, 1999                                    P-2

          (3)  Fonix Corporation and Subsidiaries Unaudited Pro Forma
               Condensed Consolidated Statement of Operations For the Year
               Ended December 31, 1998                                       P-3

          (4)  Notes to Unaudited Pro Forma Condensed Consolidated
               Financial Statements                                          P-4



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Fonix Corporation



                                       By:  /s/ Douglas L. Rex
                                            ------------------------------------
                                            Douglas L. Rex,
                                            Chief Financial Officer

Date:    November 15, 1999

                     Fonix Corporation and Subsidiaries
                        (A Development Stage Company)
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                June 30, 1999


                                                                     Fonix          Pro Forma
                                                                    Corporation    Adjustments          Pro Forma
                                                                    Consolidated   (Note 2)            Consolidated
                                                                   ------------   -----------          ------------
ASSETS
Current assets:
    Cash and cash equivalents                                     $    490,614    $12,588,493    (a)  $ 13,079,107
    Cash held in escrow                                                     -       2,500,000    (a)     2,500,000
    Accounts receivable, net of allowance for doubtful
          accounts of $73,000                                        1,024,598              -            1,024,598
    Prepaid expenses                                                    76,027        (57,540)   (b)        18,487
    Inventory                                                          121,968       (114,765)   (b)         7,203
    Interest and other receivables                                      24,144              -               24,144
                                                                  ------------    -----------         -------------

      Total current assets                                           1,737,351     14,916,188           16,653,539

Property and equipment, net of accumulated depreciation
 of $1,668,089                                                       1,980,322       (239,769)   (b)     1,740,553

Intangible assets, net of accumulated amortization of $5,191,162    36,175,894    (18,008,308)   (c)    18,167,586

Other assets                                                           134,748        (27,741)   (b)       107,007
                                                                  ------------    -----------         -------------

      Total assets                                                $ 40,028,315    $(3,359,630)        $ 36,668,685
                                                                  ============    ===========         =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Revolving notes payable                                       $     50,000    $         -         $     50,000
    Notes payable - related parties                                  6,673,153     (3,132,236)   (d)     3,540,917
    Notes payable - other                                            6,187,556     (5,700,000)   (d)       487,556
    Accounts payable                                                 3,639,210              -            3,639,210
    Accrued liabilities                                              1,565,316      1,413,452    (e)     2,978,768
    Accrued liabilities - related parties                              922,407        (20,985)   (d)       901,422
    Income taxes payable                                                    -         250,000    (f)       250,000
    Deferred revenues                                                1,225,593     (1,155,593)   (g)        70,000
    Capital lease obligation - current portion                          28,118         (8,298)   (g)        19,820
                                                                  ------------    -----------         -------------

      Total current liabilities                                     20,291,353     (8,353,660)          11,937,693

Capital lease obligation, net of current portion                        46,385        (46,385)   (g)             -
Series C 5% convertible debentures                                   6,500,000              -            6,500,000
                                                                  ------------    -----------         -------------

      Total liabilities                                             26,837,738     (8,400,045)          18,437,693
                                                                  ------------    -----------        - ------------

Common stock and related repricing rights subject
     to redemption; 1,801,802 shares and
     repricing rights outstanding (aggregate
     redemption value of $2,500,000)                                 1,830,000              -            1,830,000
                                                                  ------------    -----------         -------------

Commitments and contingencies

Stockholders' equity:
    Preferred stock, $.0001 par value; 100,000,000 shares
     authorized;
      Series A, convertible; 166,667 shares outstanding
        (aggregate liquidation preference of $6,055,012)               500,000              -              500,000
      Series D, 4% cumulative convertible; 972,334 shares
          outstanding (aggregate liquidation preference of
          $20,093,163)                                              22,718,024              -           22,718,024
      Series E, 4% cumulative convertible; 43,500 shares
          outstanding (aggregate liquidation preference of
          $896,390)                                                  1,028,071              -            1,028,071
    Common stock, $.0001 par value; 100,000,000 shares
          authorized; 69,059,142 shares outstanding                      6,906              -                6,906
    Additional paid-in capital                                      93,640,482              -           93,640,482
    Outstanding warrants                                             3,642,750              -            3,642,750
    Deficit accumulated during the development stage              (110,175,656)     5,040,415    (h)  (105,135,241)
                                                                  ------------    -----------         -------------

      Total stockholders' equity                                    11,360,577      5,040,415           16,400,992
                                                                  ------------    -----------         -------------

      Total liabilities and stockholders' equity                  $ 40,028,315    $(3,359,630)        $ 36,668,685
                                                                  ============    ===========         =============



           See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      Fonix Corporation and Subsidiaries
                        (A Development Stage Company)
  Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Six Months Ended June 30, 1999


                                                                         Fonix            Pro Forma
                                                                      Corporation         Adjustments          Pro Forma
                                                                      Consolidated         (Note 2)           Consolidated
                                                                     ---------------    ---------------      ---------------
Revenues                                                             $    1,765,383     $   (1,480,007) (i)  $      285,376
Cost of revenues                                                            354,837           (341,597) (i)          13,240
                                                                     ---------------    ---------------      ---------------
    Gross margin                                                          1,410,546         (1,138,410)             272,136
                                                                     ---------------    ---------------      ---------------

Expenses:
    Selling, general and administrative                                   6,550,472         (1,860,677) (i)       4,689,795
    Product development and research                                      5,318,186           (946,836) (i)       4,371,350
    Amortization of goodwill and purchased core technology                2,575,162         (1,259,944) (i)       1,315,218
                                                                     ---------------    ---------------      ---------------

        Total expenses                                                   14,443,820         (4,067,457)          10,376,363
                                                                     ---------------    ---------------      ---------------

Loss from operations                                                    (13,033,274)         2,929,047          (10,104,227)
                                                                     ---------------    ---------------      ---------------

    Interest income                                                          22,046                  -               22,046
    Interest expense                                                     (2,801,421)           268,799  (j)      (2,532,622)
                                                                     ---------------    ---------------      ---------------

        Total other income (expense), net                                (2,779,375)           268,799           (2,510,576)
                                                                     ---------------    ---------------      ---------------

Net loss                                                                (15,812,649)         3,197,846          (12,614,803)

        Preferred stock dividends                                        (1,429,230)                 -           (1,429,230)
                                                                     ---------------    ---------------      ---------------

Net loss attributable to common stockholders                         $  (17,241,879)    $    3,197,846       $  (14,044,033)
                                                                     ===============    ===============      ===============

Basic and diluted net loss per common share                          $        (0.26)                         $        (0.21)
                                                                     ===============                         ===============

Weighted average common shares outstanding                               65,779,527                              65,779,527
                                                                     ===============                         ===============


           See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                       Fonix Corporation and Subsidiaries
                           (A Development Stage Company)
        Unaudited Pro Forma Condensed Consolidated Statement of Operations
                        For the Year Ended December 31, 1998


                                                                           Fonix           Pro Forma
                                                                        Corporation       Adjustments          Pro Forma
                                                                        Consolidated       (Note 2)           Consolidated
                                                                       ---------------   --------------      ---------------

Revenues                                                               $    2,889,684    $    (284,960) (k)  $    2,604,724
Cost of revenues                                                               76,344          (40,904) (k)          35,440
                                                                       ---------------   --------------      ---------------

    Gross margin                                                            2,813,340         (244,056)           2,569,284
                                                                       ---------------   --------------      ---------------

Expenses:
    Product development and research                                       13,620,748         (560,144) (k)      13,060,604
    Purchased in-process research and development                          13,136,000       (3,821,000) (k)       9,315,000
    Selling, general and administrative                                    12,612,015       (2,082,105) (k)      10,529,910
                                                                       ---------------   --------------      ---------------

        Total expenses                                                     39,368,763       (6,463,249)          32,905,514
                                                                       ---------------   --------------      ---------------

Loss from operations                                                      (36,555,423)       6,219,193          (30,336,230)
                                                                       ---------------   --------------      ---------------

    Interest income                                                         1,075,324                -            1,075,324
    Interest expense                                                       (1,527,106)         133,213  (l)      (1,393,893)
    Cancellation of common stock reset provision                           (6,111,577)               -           (6,111,577)
                                                                       ---------------   --------------      ---------------

        Total other income (expense), net                                  (6,563,359)         133,213           (6,430,146)
                                                                       ---------------   --------------      ---------------

Net loss                                                                  (43,118,782)       6,352,406          (36,766,376)

        Preferred stock dividends                                          (4,797,249)               -           (4,797,249)
                                                                       ---------------   --------------      ---------------

Net loss attributable to common stockholders                           $  (47,916,031)   $   6,352,406       $  (41,563,625)
                                                                       ===============   ==============      ===============

Basic and diluted net loss per common share                            $        (0.91)                       $        (0.79)
                                                                       ===============                       ===============

Weighted average common shares outstanding                                 52,511,185                            52,511,185
                                                                       ===============                       ===============


           See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                     FONIX CORPORATION AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE COMPANY)
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  BASIS OF PRESENTATION

HealthCare Solutions Group - On September 1, 1999, the Company sold the operations and a substantial portion of the assets of its HealthCare Solutions Group ("HSG") to Lernout & Hauspie Speech Products N.V. ("L&H"), an unrelated third party, for $28,000,000, of which $21,500,000 was paid at closing, $2,500,000 was deposited into escrow with the remaining $4,000,000 to be paid in two installments of $2,000,000 each over the next two years as a contingent earn-out based on the performance of HSG.

Pro Forma Financial Statements - The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 1999 presents the financial position of the Company as if the sale of the HSG had occurred on June 30, 1999. The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 present the results of operations of the Company as if the sale of the HSG had occurred at the beginning of 1998. The pro forma results have been prepared for illustrative purposes only and do not purport to be indicative of future results or what would have occurred had the sale actually been made at the beginning of 1998.

The accompanying unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and Forms 10-Q for the periods ended June 30, 1999 and March 31, 1999, and the historical financial statements of Articulate Systems, Inc. (predecessor of HSG) and the notes thereto included in the Company's Current Report on Form 8-K/A filed on November 16, 1998.

NOTE 2.  PRO FORMA ADJUSTMENTS

(a) The Company received $24,000,000 in cash, of which $2,500,000 was placed in escrow pursuant to the sale agreement. The cash received is net of payments totaling $8,911,507 which the Company was contractually required to make towards certain liabilities from the proceeds of the sale. The contingent earn-out payment of $4,000,000 has not been reflected in the accompanying condensed consolidated pro forma balance sheet.

(b) The assets sold included the inventory, property and equipment and certain prepaid expenses and other assets of the HSG which are eliminated from the pro forma condensed consolidated balance sheet at June 30, 1999.

(c) The purchased core technology related to the HSG was sold to L&H and the related goodwill no longer has value to the Company. These intangible assets, net of accumulated amortization, have been eliminated from the pro forma condensed consolidated balance sheet at June 30, 1999.

(d) The Company was contractually required to make payments toward certain liabilities from the proceeds of the sale. These payments have been reflected in the pro forma condensed consolidated balance sheet at June 30, 1999.

(e) The Company incurred certain liabilities in connection with the sale of the HSG which are included in the pro forma condensed consolidated balance sheet at June 30, 1999. The liabilities incurred are net of payments of $58,286, which the Company was required to make toward certain liabilities from the proceeds of the sale.

(f) The Company's income tax liability from the sale of the HSG is estimated to be $250,000 and is included in the pro forma condensed consolidated balance sheet at June 30, 1999.

(g) L&H assumed the capital lease obligations of the Company and the responsibility to complete any contractual obligations related to certain of the Company's deferred revenues pursuant to the sale agreement. Accordingly, these liabilities are eliminated from the pro forma condensed consolidated balance sheet at June 30, 1999.

(h)      Records the effect of the net gain on the sale of the HSG.

(i) The operations of the HSG have been eliminated from the pro forma condensed consolidated statement of operations for the six months ended June 30, 1999. No consideration has been given to the gain on sale of the HSG in the pro forma condensed consolidated statement of operations for the six months ended June 30, 1999 due to the gain being a non-recurring item directly attributable to the sale.

(j) Reflects the elimination of interest expense of the HSG for the six months ended June 30, 1999 of which $206,266 related to payments on certain notes payable which the Company was contractually required to make from the proceeds of the sale.

(k) The operations of the HSG have been eliminated from the pro forma condensed consolidated statement of operations from September 2, 1998 (date of acquisition of HSG) through December 31, 1998. No consideration has been given to the gain on sale of the HSG in the pro forma condensed consolidated statement of operations for the year ended December 31, 1998 due to the gain being a non-recurring item directly attributable to the sale.

(l) Reflects the elimination of interest expense of the HSG for the year ended December 31, 1998 of which $77,099 related to payments on certain notes payable which the Company was contractually required to make from the proceeds of the sale.